Exhibit 99.4

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	SAFETY TECH INTERNATIONAL, INC.	Date Filed:	06/18/2009

Case Number:	09-15684	SIC Code:	339900

Month (or portion) covered by this report:	May 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Treasurer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☒	☐	☐

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒	☐

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☒	☐

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☒

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐	☐

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐	☐

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒	☐

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☒	☐	☐

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☒	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒	☐

Exhibit 5

09-15684

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐	☐

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒	☐

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐	☐

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?	☐	☒	☐

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet.]

TOTAL INCOME	$2,060,092.27

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register.]

TOTAL EXPENSES	-$	1,588,958.45

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)		$2,060,092.27

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)	-$	1,588,958.45

(Subtract The Total from Exhibit C from the Total of Exhibit B)
CASH PROFIT FOR THE MONTH		$471,133.82

09-15684

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$54,732.97

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$1,540,928.48

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	66

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	67

PROFESSIONAL FEES ***

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$0.00

*** Fees reported in the Monthly Operating Report of TVI Corporation, Case No. 09-15677

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH (TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

Exhibit 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
Case No. 09-15684
SAFETY TECH INTERNATIONAL, INC.
MONTHLY OPERATING REPORT
Debtor(s)	CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month May l, 2009 to May 31, 2009
(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	$1,171,107.79
Total Disbursements from Payroll Account	(Note 2)	+ $	$53,862.20
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	$0.00
Total Disbursements from other Account	(Note 4)	+ $	$0.00
Grand Total Disbursements from all accounts		= $	$1,224,969.99

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of May 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$40,928	$—	$—	$—	$40,928
Accounts receivable - trade, net	1,242,992	1,534,245	587,456	—	3,364,693
Inventories, net	1,556,811	2,165,920	—	—	3,722,731
Income taxes receivable *	—	—	—	—	—
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	615,971	348,217	101,207	—	1,065,395
Total current assets	3,456,702	4,048,382	2,930,663	—	10,435,746

PROPERTY, PLANT AND EQUIPMENT, NET	325,072	5,705,879	—	—	6,030,951

OTHER ASSETS
Intangible assets, net	225,733	37,661	—	—	263,394
Receivable from subsidiary	6,999,668	—	—	—	6,999,668
Other	47,971	—	—	—	47,971
Total other assets	7,273,371	37,661	—	—	7,311,032

TOTAL ASSETS	$11,055,145	$9,791,922	$2,930,663	$—	$23,777,729

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
DIP Line of credit	$8,910,047	$—	$—	$—	$8,910,047
Accounts payable	1,700,914	1,980,003	1,583,978	—	5,264,896
Accrued expenses	1,629,072	592,209	903,335	—	3,124,616
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,103,292	40,480	—	—	17,143,771
Total current liabilities	29,343,325	2,685,456	2,487,314	—	34,516,094

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	269,123	—	—	269,123
Payable to parent company	—	6,556,319	443,349	—	6,999,668
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes *	—	281,024	—	—	281,024
Total long-term liabilities	106,200	7,106,466	443,349	—	7,656,015

TOTAL LIABILITIES	29,449,525	9,791,922	2,930,663	—	42,172,109

STOCKHOLDERS’ EQUITY

Preferred stock - $1.00 par value	—	—	—	—	—
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Retained earnings (accumulated deficit)	(45,698,546)	—	—	—	(45,698,546)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(18,394,380)	—	—	—	(18,394,380)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$11,055,145	$9,791,922	$2,930,663	$—	$23,777,729

* Income taxes as of May 31, 2009 are pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended May 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL

NET REVENUE	$1,040,079	$1,117,612	$440,167	$—	$2,597,858

COST OF REVENUE	678,568	1,079,753	157,279	—	1,915,600

GROSS PROFIT	361,510	37,860	282,888	—	682,258

OPERATING EXPENSES
Selling, general and administrative expenses	329,592	223,589	274,648	—	827,829
Research and development expenses	17,161	—	—	—	17,161

Total operating expenses	346,753	223,589	274,648	—	844,990

OPERATING INCOME/(LOSS)	14,757	(185,730)	8,240	—	(162,732)

INTEREST AND OTHER (EXPENSE), NET	(146,453)	(1,796)	36	—	(148,212)

INCOME/(LOSS) BEFORE INCOME TAXES	(131,695)	(187,525)	8,276	—	(310,945)

INCOME TAX (EXPENSE)/BENEFIT *	—	—	—	—	—

NET INCOME/(LOSS)	$(131,695)	$(187,525)	$8,276	$—	$(310,945)

* Income tax (expense) benefit for May 2009 is pending.

Safety Tech International, Inc.

Case No. 09-15684

Exhibit B - Cash Receipts

May 1, 2009 through May 31, 2009

Deposit Date	Payor	Description	Amount

5/1/2009	Bullard	Receivables Payment	$2,199.94
05/04/09	DFAS-TACOM ROCK	Receivables Payment	521,750.20
05/04/09	DFAS-TACOM ROCK	Receivables Payment	243,537.25
05/04/09	Jackson Safety	Receivables Payment	1,714.00
05/04/09	WW GRAINGER INC	Receivables Payment	3,146.14
05/04/09	Tyco/Scott Health and Safety	Receivables Payment	1,437.10
5/4/2009	Desarrollo en Technologia Biomedica	Receivables Payment	12,449.00
05/05/09	Bullard	Receivables Payment	2,735.20
05/07/09	International Safety Institute	VENDOR REFUND	200.00
05/11/09	TOM Inc.	Receivables Payment	265.80
05/11/09	Avon-International Safety Institute	Receivables Payment	2,096.29
05/11/09	Tyco/Scott Health and Safety	Receivables Payment	8,886.55
05/11/09	Draeger	Receivables Payment	12,990.00
05/11/09	Mine Safety Appliances Company	Receivables Payment	721.25
05/11/09	The Peavey Corporation	Receivables Payment	1,162.88
05/12/09	Bullard	Receivables Payment	1,965.50
05/15/09	Mine Safety Appliances Company	Receivables Payment	1,183.80
05/15/09	DUKE UNIVERSITY	Receivables Payment	818.98
05/15/09	NitroPak Preparedness Center, Inc.	Receivables Payment	5,227.30
05/15/09	DFAS-TACOM ROCK	Receivables Payment	369,313.45
05/15/09	Bullard	Receivables Payment	2,076.20
05/18/09	Avon-International Safety Institute	Receivables Payment	1,605.24
05/18/09	Tyco/Scott Health and Safety	Receivables Payment	456.18
05/18/09	Mine Safety Appliances Company	Receivables Payment	56,290.29
05/18/09	NitroPak Preparedness Center, Inc.	Receivables Payment	5,226.07
05/18/09	Christine Meserve	Receivables Payment	363.01
05/19/09	Bullard	Receivables Payment	5,339.25
05/19/09	DFAS-TACOM ROCK	Receivables Payment	378,906.55
05/21/09	Unitech Services Group, Inc.	Receivables Payment	9,290.90
05/21/09	WW GRAINGER INC	Receivables Payment	141.54
05/22/09	Center for Disease Control-NIOSH	Receivables Payment	398.34
05/22/09	Sperian Protection USA, Inc.	Receivables Payment	9,711.00
05/22/09	NANA Pacific	Receivables Payment	1,143.33
05/22/09	Avox Systems	Receivables Payment	2,360.93
05/26/09	International Safety Institute	Receivables Payment	4,653.72
05/26/09	Jackson Safety	Receivables Payment	758.00
05/26/09	Tyco/Scott Health and Safety	Receivables Payment	1,016.45
05/29/09	Avox Systems	Receivables Payment	51,244.34
05/29/09	DFAS	Receivables Payment	333,825.25
05/29/09	Ready Made Resources	Receivables Payment	79.86
05/29/09	Aramsco	Receivables Payment	309.75
05/29/09	National Safety Supply, Inc.	Receivables Payment	1,095.44

TOTAL CASH RECEIPTS			$2,060,092.27

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

May 1, 2009 through May 31, 2009

Payment Date	Name of Creditor	PURPOSE	Amount Paid

05/01/09	SHEETZ	FUEL	$26.78	(1)
05/01/09	VOCELLIS PIZZA	TRAVEL EXPENSE	52.91	(1)
05/01/09	ADP	PAYROLL FEES	410.88
05/01/09	CALGON CARBON CORPORATION	TRADE VENDOR	204,990.50
05/04/09	T-MOBILE	UTILITIES	86.32
05/04/09	WAY OUT WEST	TRADE VENDOR	120.04
05/04/09	MEMAR CORPORATION	RENT	28,030.00
05/04/09	HERITAGE EXPOSITION SERVICE	TRADE VENDOR	307.50	(1)
05/04/09	GRAPHCOM INC	TRADE VENDOR	492.30	(1)
05/04/09	TRI STAR INDUSTRIES INC	JOB SUPPLIES	912.13	(1)
05/04/09	SHEETZ	FUEL	51.21	(1)
05/04/09	DHL DANZAS AIR & OCEAN	TRADE VENDOR	500.00
05/04/09	ROYAL CASE CO., INC.	TRADE VENDOR	13,830.00
05/04/09	ROYAL ADHESIVES & SEALANTS	TRADE VENDOR	17,883.00
05/05/09	AJE TESTING	TRADE VENDOR	8,425.00
05/05/09	IHS ENGINEERING RETAIL	TRADE VENDOR	86.00	(1)
05/05/09	MCMASTER-CARR	JOB SUPPLIES	151.89	(1)
05/05/09	DHL*GLOBAL FORWARDING	COURIER SERVICES	200.00	(1)
05/05/09	RYDER	CONTRACT DELIVERY	294.10	(1)
05/05/09	ADP	NET PAYROLL DIRECT DEPOSIT	66,991.88	(2)
05/05/09	ADP	PAYROLL TAXES	34,974.90	(2)
05/05/09	ADP	NET PAYROLL CHECKS	17,838.58
05/05/09	CON-WAY MULTIMODAL INC.	TRADE VENDOR	1,732.68
05/05/09	RBL INDUSTRIES	TRADE VENDOR	8,960.00
05/05/09	TESSY PLASTICS	TRADE VENDOR	9,359.45
05/05/09	CELL-CON, INC.	TRADE VENDOR	10,000.00
05/05/09	SCOTT HEALTH & SAFETY OY	TRADE VENDOR	19,385.12
05/05/09	CAMELBAK PRODUCTS LLC	TRADE VENDOR	32,500.00
05/06/09	KEY CONF CRT SET UPS	TRAVEL EXPENSE	195.00	(1)
05/06/09	OFFICE DEPOT	OFFICE SUPPLIES	213.42	(1)
05/06/09	R S HUGHES CO INC	JOB SUPPLIES	533.63	(1)
05/07/09	TREASURER OF THE UNITED STATES	TRADE VENDOR	26,006.00
05/07/09	TREASURER OF THE UNITED STATES	TRADE VENDOR	104,024.00	(3)
05/07/09	MCMASTER-CARR	JOB SUPPLIES	306.99	(1)
05/07/09	MCMASTER-CARR	JOB SUPPLIES	1,533.39	(1)
05/07/09	MOUNT EPHRAIM AMOCO	FUEL	56.87	(1)
05/08/09	ALLEGHENY POWER	UTILITIES	48.16
05/08/09	QUILL	TRADE VENDOR	52.46
05/08/09	CELL-CON, INC.	TRADE VENDOR	61.02
05/08/09	ADVANCE BUSINESS SYSTEMS	TRADE VENDOR	100.86
05/08/09	CINTAS CORP. #387	TRADE VENDOR	184.86
05/08/09	PITNEY BOWES PURCHASE POWER	TRADE VENDOR	187.37
05/08/09	PHOENIX ROPE AND CORDAGE CO.,	TRADE VENDOR	245.00
05/08/09	LANDSTAR RANGER, INC.	TRADE VENDOR	862.95
05/08/09	UNITED PARCEL SERVICE-PHILADEL	TRADE VENDOR	1,093.73
05/08/09	WASHINGTON GAS	UTILITIES	1,195.07
05/08/09	RBL INDUSTRIES	TRADE VENDOR	2,754.54
05/08/09	TESSY PLASTICS	TRADE VENDOR	3,850.00
05/08/09	CON-WAY FREIGHT INC.	TRADE VENDOR	11,250.11
05/08/09	TRI-STATE PLASTICS, INC.	TRADE VENDOR	11,336.14
05/08/09	UNIPAC	TRADE VENDOR	13,222.01
05/08/09	MSA	TRADE VENDOR	26,000.00
05/08/09	MOUSER ELECTRONICS	COMPUTER SOFTWARE	300.28	(1)
05/08/09	MCMASTER-CARR	JOB SUPPLIES	360.45	(1)
05/08/09	FLOW INTERNATIONAL CORP	EQUIPMENT MAINTENANCE/REPAIR	781.11	(1)
05/08/09	LOEWS HOTELS VENTANA	TRAVEL EXPENSE	10.29	(1)

1

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

May 1, 2009 through May 31, 2009

Payment Date	Name of Creditor	PURPOSE	Amount Paid

05/08/09	PMI BWI GARAGE LOT	TRAVEL EXPENSE	60.00	(1)
05/08/09	LOEWS HOTELS VENTANA	TRAVEL EXPENSE	579.90	(1)
05/08/09	ADP	PAYROLL FEES	28.88
05/08/09	CON-WAY MULTIMODAL INC.	TRADE VENDOR	1,477.19
05/08/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	20,000.00	(3)
05/08/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	40,034.81
05/09/09	SHEETZ	FUEL	56.11	(1)
05/11/09	AMERICAN FUNDS	401K	5,255.83
05/12/09	C & M CORPORATION	TRADE VENDOR	1,127.50
05/12/09	MICROMO ELECTRONIC, INC.	TRADE VENDOR	14,090.00
05/12/09	MCMASTER-CARR	JOB SUPPLIES	167.73	(1)
05/12/09	MCMASTER-CARR	JOB SUPPLIES	207.28	(1)
05/12/09	HIGH’S	FUEL	10.00	(1)
05/12/09	RUBY TUESDAY	TRAVEL EXPENSE	23.37	(1)
05/12/09	SHEETZ	FUEL	57.55	(1)
05/13/09	BIOLOGICAL CHEMICAL PROTECTION	TRADE VENDOR	3,000.00
05/13/09	ULINE *SHIP SUPPLIES	SHIPPING SUPPLIES	85.84	(1)
05/13/09	NEWARK US	JOB SUPPLIES	141.34	(1)
05/13/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	1,095.57	(1)
05/13/09	CON-WAY MULTIMODAL INC.	TRADE VENDOR	2,470.68
05/13/09	ROYAL ADHESIVES & SEALANTS	TRADE VENDOR	14,492.00
05/13/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	20,000.00	(3)
05/13/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	34,117.81
05/14/09	CINTAS CORP. #387	TRADE VENDOR	61.62
05/14/09	NEX IMAGE	TRADE VENDOR	82.00
05/14/09	FISHER SCIENTIFIC	TRADE VENDOR	305.22
05/14/09	TELCOVE OPERATIONS	UTILITIES	384.49
05/14/09	VIDEOJET TECHNOLOGIES, INC.	TRADE VENDOR	454.06
05/14/09	NIOSH	TRADE VENDOR	650.00
05/14/09	NEWARK US	JOB SUPPLIES	5.48	(1)
05/14/09	OFFICE DEPOT	OFFICE SUPPLIES	162.50	(1)
05/14/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	1,999.90	(1)
05/14/09	HAMPTON INN SUITES	TRAVEL EXPENSE	268.94	(1)
05/15/09	BB&T MERCHANT SERVICES	MERCHANT FEES	20.00
05/15/09	BB&T MERCHANT SERVICES	MERCHANT FEES	365.75
05/15/09	WAY OUT WEST	TRADE VENDOR	1,614.88
05/15/09	ESTES EXPRESS LINES INC	TRADE VENDOR	94.41	(1)
05/15/09	STAPLES DIRECT	OFFICE SUPPLIES	128.19	(1)
05/15/09	NEW PENN MOTOR	TRADE VENDOR	165.23	(1)
05/15/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	244.94	(1)
05/15/09	METALWORKS	JOB SUPPLIES	1,658.50	(1)
05/15/09	SHEETZ	FUEL	30.00	(1)
05/15/09	ADP	PAYROLL FEES	424.27
05/15/09	RBL INDUSTRIES	TRADE VENDOR	240.00
05/15/09	LYDALL FILTRATION/SEPARATION,	TRADE VENDOR	34,023.32
05/16/09	MCMASTER-CARR	JOB SUPPLIES	52.25	(1)
05/16/09	ULINE *SHIP SUPPLIES	SHIPPING SUPPLIES	66.46	(1)
05/16/09	BEEF O BRADY’S	TRAVEL EXPENSE	34.42	(1)
05/18/09	SHEETZ	FUEL	50.19	(1)
05/18/09	US AIRWAYS	TRAVEL EXPENSE	64.49	(1)
05/18/09	US AIRWAYS	TRAVEL EXPENSE	150.00	(1)
05/19/09	NIOSH	TRADE VENDOR	450.00
05/19/09	NIOSH	TRADE VENDOR	650.00
05/19/09	WORLD CLASS PACKAGING	TRADE VENDOR	2,618.30
05/19/09	WAY OUT WEST	TRADE VENDOR	11,318.76
05/19/09	CELL-CON, INC.	TRADE VENDOR	29,317.40

2

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

May 1, 2009 through May 31, 2009

Payment Date	Name of Creditor	PURPOSE	Amount Paid

05/19/09	NEWARK US	JOB SUPPLIES	1,068.04	(1)
05/19/09	CAPITOL CABLE & TECHNOLOGY	JOB SUPPLIES	1,226.27	(1)
05/19/09	STAPLES	OFFICE SUPPLIES	25.41	(1)
05/19/09	7-ELEVEN	FUEL	30.11	(1)
05/19/09	ADP	NET PAYROLL DIRECT DEPOSIT	59,047.05	(2)
05/19/09	ADP	PAYROLL TAXES	38,256.63	(2)
05/19/09	ADP	NET PAYROLL CHECKS	22,941.41
05/19/09	APM HEXSEAL	TRADE VENDOR	5,648.75
05/20/09	NEW PENN MOTOR EXPRESS, INC.	TRADE VENDOR	58.25
05/20/09	GLESSNER ALARM AND COMMUNICATI	TRADE VENDOR	110.00
05/20/09	XECUNET, LLC	UTILITIES	299.10
05/20/09	DHL GLOBAL FORWARDING	TRADE VENDOR	300.00
05/20/09	LEVEL 3 COMMUNICATIONS, LLC.	UTILITIES	344.25
05/20/09	INGERSOLL-RAND COMPANY	TRADE VENDOR	1,071.00
05/20/09	ALLEGHENY POWER	UTILITIES	1,327.88
05/20/09	LANDSTAR RANGER, INC.	TRADE VENDOR	1,584.84
05/20/09	UNITED PARCEL SERVICE-PHILADEL	TRADE VENDOR	2,078.02
05/20/09	CAMELBAK PRODUCTS LLC	TRADE VENDOR	32,500.00
05/20/09	MCMASTER-CARR	JOB SUPPLIES	15.66	(1)
05/20/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	26.53	(1)
05/20/09	STAPLES	OFFICE SUPPLIES	25.41	(1)
05/20/09	SHEETZ	FUEL	61.27	(1)
05/20/09	WYNDHAM HOTELS ORLANDO	TRAVEL EXPENSE	134.12	(1)
05/20/09	TESSY PLASTICS	TRADE VENDOR	36.72
05/20/09	PHOENIX ROPE AND CORDAGE CO.,	TRADE VENDOR	1,400.00
05/20/09	CON-WAY MULTIMODAL INC.	TRADE VENDOR	1,477.19
05/20/09	MICROMO ELECTRONIC, INC.	TRADE VENDOR	18,770.00
05/21/09	BB&T	BANK FEES	51.14
05/21/09	BB&T	BANK FEES	95.13
05/21/09	BB&T	BANK FEES	419.62
05/21/09	ARROWHEAD RESELLERS	OFFICE SUPPLIES	25.00	(1)
05/21/09	OFFICE DEPOT	OFFICE SUPPLIES	53.42	(1)
05/21/09	OFFICE DEPOT	OFFICE SUPPLIES	72.07	(1)
05/21/09	NEWARK US	JOB SUPPLIES	89.15	(1)
05/21/09	MCMASTER-CARR	JOB SUPPLIES	536.94	(1)
05/21/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	2,052.63	(1)
05/21/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	20,000.00	(3)
05/21/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	37,242.53
05/22/09	BB&T	BANK FEES	196.35
05/22/09	ADP	PAYROLL FEES	158.24
05/25/09	US AIRWAYS	TRAVEL EXPENSE	40.00	(1)
05/25/09	PAPPADEAUX SEAFOOD KITCHEN	TRAVEL EXPENSE	118.48	(1)
05/26/09	AMERICAN FUNDS	401K	5,746.17
05/26/09	ARNOLD’S FACTORY SUPPLIES	TRADE VENDOR	2,910.00
05/26/09	SAFT AMERICA	JOB SUPPLIES	997.92	(1)
05/26/09	GM NAME PLATE INC	JOB SUPPLIES	1,484.00	(1)
05/26/09	SHEETZ	FUEL	56.75	(1)
05/26/09	RBL INDUSTRIES	TRADE VENDOR	655.80
05/26/09	CELL-CON, INC.	TRADE VENDOR	19,034.00
05/27/09	OFFICE DEPOT	OFFICE SUPPLIES	14.82	(1)
05/27/09	LAZ PARKING	TRAVEL EXPENSE	6.00	(1)
05/27/09	DENNY’S	TRAVEL EXPENSE	29.93	(1)
05/27/09	7-ELEVEN	FUEL	30.40	(1)
05/27/09	US AIRWAYS	TRAVEL EXPENSE	507.40	(1)
05/27/09	US AIRWAYS	TRAVEL EXPENSE	507.40	(1)
05/27/09	US AIRWAYS	TRAVEL EXPENSE	507.40	(1)

3

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

May 1, 2009 through May 31, 2009

Payment Date	Name of Creditor	PURPOSE	Amount Paid

05/27/09	OEP, INC,	TRADE VENDOR	5,430.05
05/27/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	10,746.80
05/28/09	BOWMAN SALES & EQUIPMENT, INC.	TRADE VENDOR	95.40
05/28/09	T-MOBILE	UTILITIES	162.58
05/28/09	ALLEGHENY POWER	UTILITIES	555.00
05/28/09	UNITED PARCEL SERVICE-PHILADEL	TRADE VENDOR	760.06
05/28/09	MET LABORATORIES, INC.	TRADE VENDOR	900.00
05/28/09	TREASURER OF THE UNITED STATES	TRADE VENDOR	52,012.00
05/28/09	STATE ELECTRIC COMPANY	JOB SUPPLIES	585.62	(1)
05/28/09	US AIRWAYS	TRAVEL EXPENSE	150.00	(1)
05/28/09	US AIRWAYS	TRAVEL EXPENSE	150.00	(1)
05/28/09	US AIRWAYS	TRAVEL EXPENSE	150.00	(1)
05/28/09	MASTERNET LTD	TRADE VENDOR	1,195.40
05/28/09	CON-WAY FREIGHT INC.	TRADE VENDOR	1,657.80
05/28/09	GRAPHCOM	TRADE VENDOR	2,257.92
05/28/09	MASTERNET LTD	TRADE VENDOR	3,934.80
05/28/09	HOLLINGSWORTH & VOSE COMP	TRADE VENDOR	4,477.44
05/28/09	RUBBERCRAFT CORP.	TRADE VENDOR	31,250.00
05/28/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	42,768.72
05/29/09	ULINE *SHIP SUPPLIES	SHIPPING SUPPLIES	389.55	(1)
05/29/09	US AIRWAYS	TRAVEL EXPENSE	15.00	(1)
05/29/09	APPLEBEE’S	TRAVEL EXPENSE	34.90	(1)
05/29/09	US AIRWAYS	TRAVEL EXPENSE	50.00	(1)
05/29/09	ADP	PAYROLL FEES	426.84
05/29/09	PHOENIX ROPE AND CORDAGE CO.,	TRADE VENDOR	500.00	(3)
05/29/09	CON-WAY MULTIMODAL INC.	TRADE VENDOR	1,477.19
05/29/09	RBL INDUSTRIES	TRADE VENDOR	6,238.04
05/29/09	CALGON CARBON CORPORATION	TRADE VENDOR	204,990.50

	TOTAL MAY 2009 EXPENSES	Total Expenses per Exhibit 5	1,588,958.45

		Less credit card charges above	(25,794.44)

		Disbursements per Exhibit F	1,563,164.01

		Less outstanding checks at 5/31	(363,476.78)
		Plus April checks cleared in May	224,553.22
		Less payments made by TVI Corporation (Case No. 09-15677)	(199,270.46	)(2)

		Disbursements per Exhibit 6	$1,224,969.99

(1) Intercompany charge made on credit card in the name of TVI Corporation (Case No. 09-15677).

(2) Payroll paid out of bank account of TVI Corporation (Case No. 09-15677).

(3) Prepetition payment to critical vendor.

4

Safety Tech International, Inc.

Case No. 09-15684

Exhibit D - Money Owed

May 31, 2009

Vendor Name	Due Date	Purpose	Amount

Assay Technology, Inc.	current	Trade	$2,579.00
Cintas Corp. #387	current	Trade	184.86
Crushproof Tubing Company	current	Trade	5,868.72
ISEA	current	Trade	10,185.00
New Penn Motor Express	current	Trade	148.16
Polo Plastics	current	Trade	23,029.34
Safety Solutions, Inc	current	Trade	3,000.00
Spencer Turbine Company	current	Trade	650.00
SSI Packaging Group, Inc	current	Trade	1,848.98
Trident Plastics Inc.	current	Trade	322.61
United Parcel Service	current	Trade	728.73
Videojet Technologies, Inc.	current	Trade	519.43
Washington Gas	current	Utilities	292.74
Wilks Precision Instrument Co.	current	Trade	5,375.40

Total Owed			$54,732.97

Safety Tech International, Inc.

Case No. 09-15684

Exhibit E - Aged Receivables

May 31, 2009

Customer	Current	Over 30	Over 60	Over 90	Over 120	Total

Aramsco, Inc.	$4,142.25	$150.56	$—	$—	$—	$4,292.81
Avon - ISI	14,159.90	5,280.02	—	—	—	19,439.92
Avon Technical Products	—	—	17,081.18	—	—	17,081.18
Avox Systems	6,787.25	—	—	—	—	6,787.25
Bullard	83,286.60	16,718.30	—	—	—	100,004.90
Central Vermont Medical Center	701.31	—	—	—	—	701.31
Cetek, Inc.	4,840.20	—	—	—	—	4,840.20
DFAS BVDP (SL4701)	1,405.08	—	—	—	—	1,405.08
DFAS Columbus Center	792,642.95	—	—	—	—	792,642.95
Diamondback Tactical	156.74	—	2,812.00	—	—	2,968.74
Duke University Account Payable	517.72	—	—	—	—	517.72
EMS Innovations, Inc.	—	—	—	—	(335.84)	(335.84)
Fisher Scientific	815.65	—	—	—	—	815.65
Gallaway Safety & Supply	8,621.90	—	—	—	—	8,621.90
HTI Special Operations Equipment	5,366.30	—	—	—	—	5,366.30
HuvePharma Inc.	2,438.87	—	—	—	—	2,438.87
IRS Finance Center	15,025.70	—	—	—	—	15,025.70
ISI (International Safety Inst)	3,169.40	—	—	—	—	3,169.40
Jackson Safety	7,521.20	4,257.17	—	—	—	11,778.37
Lynn Peavey Company	674.27	—	—	—	—	674.27
MSA (Mine Safety Appliances Co	425,437.15	—	—	—	—	425,437.15
Nana Pacific, LLC	47,204.31	2,869.91	—	—	—	50,074.22
National Safety Supply, Inc.	462.68	—	—	—	—	462.68
OPEC Systems Pty Ltd	—	—	—	1,966.96	—	1,966.96
Paul Boye Inc.	1,643.72	—	—	—	—	1,643.72
Paul Boye Technologies	—	—	—	—	9,931.36	9,931.36
RubyStone Enterprises	297.71	—	—	—	—	297.71
Seattle Tarp Company	1,437.72	—	—	—	—	1,437.72
South Suburban Hospital	250.73	—	—	—	—	250.73
Sperian Respiratory Protection	983.84	189.00	—	—	—	1,172.84
SRT Supply, Inc.	3,396.00	—	—	—	—	3,396.00
Stefan Biel	—	—	—	—	2,986.87	2,986.87
Sunrise Safety Inc.	—	—	1,671.60	425.18	—	2,096.78
Tompkins County Health Department	—	—	0.50	—	—	0.50
Tyco/Scott Health and Safety	202.10	—	—	—	—	202.10
Unicorn International	—	—	—	41,334.46	—	41,334.46

Totals	$1,433,589.25	$29,464.96	$21,565.28	$43,726.60	$12,582.39	$1,540,928.48

TVI Corporation, et al.
Case No. 09-15677
Exhibit F - Projections (1)
May 1, 2009 through May 31, 2009

	Projections	Actual	Variance

Cash Receipts	$2,779,700	$3,441,823	$662,123

Cash Disbursements:
Compensation and benefits	720,293	664,657	55,636
Facility costs	189,000	153,078	35,922
Other expenses	235,000	268,040	(33,040)
Vendor payments	1,654,135	1,505,289	148,846
Interest expense	132,000	123,225	8,775
Critical vendor payments	365,000	167,179	197,822
Bank fees and expenses	447	3,695	(3,248)
Chapter 11 expenses	260,000	51,000	209,000
Total disbursements	3,555,875	2,936,163	619,712
Net Cash Source (Use)	$(776,175)	$505,661	$1,281,836

(1) Projections are shown on a consolidated basis related to the following jointly administered cases:

TVI Corporation (Case No. 09-15677) and its 100% wholly-owned subsidiaries:

Safety Tech International, Inc. (Case No. 09-15684)

Signature Special Event Services, Inc. (Case No. 09-15686)

CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results.

As of May 31, 2009, TVI Corporation and its subsidiaries were in compliance with these tests.